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                                                                  EXHIBIT 10.37


                       DIGITAL ENTERTAINMENT NETWORK, INC.

                             SUBSCRIPTION AGREEMENT

                      PLEASE READ CAREFULLY BEFORE SIGNING

ALL SUBSCRIPTIONS ARE SUBJECT TO ACCEPTANCE BY THE COMPANY. ALL INFORMATION REQUIRED TO BE PROVIDED HEREIN BY SUBSCRIBERS FOR DETERMINING PURCHASER QUALIFICATION WILL BE KEPT STRICTLY CONFIDENTIAL.

To:      Digital Entertainment Network, Inc.
         2230 Broadway
         Santa Monica, California 90404
         Attention: General Counsel
         Telephone:  (310) 998-9200
         Telecopy:   (310) 998-1101

Ladies and Gentlemen:

     1. SUBSCRIPTION FOR SHARES. The undersigned hereby irrevocably subscribes for ___________ shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Shares"), of Digital Entertainment Network, Inc., a Delaware corporation (the "Company"), for $100.00 per Share, representing an aggregate purchase price of $__________.

     2. ACCEPTANCE OF THIS SUBSCRIPTION AGREEMENT. It is understood that this subscription is not binding on the Company until the Company accepts it, which acceptance may be made in the Company's sole discretion. The closing of the purchase and sale of the Shares shall take place on December 18, 1998, unless such date is extended by the Company in its discretion.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Company to accept this Subscription Agreement, the undersigned hereby represents, warrants and covenants to the Company as follows:

          A. The undersigned acknowledges that the undersigned has been furnished with the Company's Confidential Offering Memorandum, as supplemented or amended from time to time (the "Memorandum"), which sets forth the relevant terms and conditions of this offering (the "Offering"), and such other documents, materials and information as the undersigned deems necessary or appropriate for evaluating an investment in the Company. The undersigned confirms that the undersigned carefully has read and understands such materials and has made such further investigation of the Company as the undersigned deemed appropriate to obtain additional information to verify the accuracy of such materials and to evaluate the merits and risks of this investment. The undersigned acknowledges that the undersigned has had the opportunity to ask questions of, and receive answers from, the Company and persons acting on its behalf, concerning the terms and conditions of the Offering and the information contained in the Offering materials, and all such questions have been answered to the undersigned's full satisfaction.

          B. The undersigned understands that neither the Securities and Exchange Commission nor any other federal or state agency has recommended, approved or endorsed the purchase of the Shares as an investment or passed on the accuracy or adequacy of the information set forth in the Memorandum or any other Company documents.

          C. The undersigned confirms that the undersigned is acquiring the Shares subscribed for herein solely for the undersigned's own account, for investment, and not with a view to the distribution or resale of such Shares.

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          D. The undersigned understands that: there are substantial restrictions on the transferability of the Shares; holders of the Shares have limited rights to require the Shares to be registered under the Act (as hereinafter defined) or the securities laws of any state; there will be no public market for the Shares; and it may not be possible for the undersigned to liquidate the undersigned's investment in the Company, and accordingly, the undersigned may have to hold the Shares, and bear the economic risk of this investment, indefinitely.

          E. If the undersigned is an individual, the undersigned has the legal capacity and authority to execute, deliver, and perform the undersigned's obligations under this Subscription Agreement. If the undersigned is a corporation, partnership, trust, or other entity, the person executing this Subscription Agreement has the full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing entity, and such entity is duly formed and organized, validly existing and in good standing under the laws of its jurisdiction of formation, and such entity has duly authorized the execution, delivery and performance of its obligations under this Subscription Agreement.

          F. If the undersigned is an entity, it has not been organized for the specific purpose of acquiring the Shares or, if it has been organized for the specific purpose of acquiring Shares, each of its beneficial owners is separately accredited as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act").

          G. If the undersigned is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in making the proposed investment it is aware of and has taken into consideration the applicable fiduciary standards of conduct under ERISA, including but not limited to the prudence and diversification requirements of Section 404(a)(1) of ERISA.

          H. The undersigned confirms that Shares were not offered to the undersigned by any means of general solicitation or general advertising, that the undersigned has received no representations, warranties or written communications with respect to the offering of Shares other than those contained in the Memorandum and in entering into this transaction the undersigned is not relying upon any information other than that contained in the Memorandum and the results of the undersigned's own independent investigation.

          I. The undersigned hereby understands and agrees that this subscription, when accepted by the Company, is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Company.

          J. The undersigned acknowledges that the undersigned has been advised to consult with the undersigned's own attorney regarding legal matters concerning the Shares and to consult with the undersigned's tax advisor regarding the tax consequences of owning the Shares.

     4. RELIANCE ON REPRESENTATIONS AND WARRANTIES. The undersigned understands the meaning of the representations and warranties contained in this Subscription Agreement and in the suitability questionnaire attached hereto (the "Suitability Questionnaire") and understands and acknowledges that the Company is relying upon the representations and warranties contained in this Subscription Agreement and in the Suitability Questionnaire in determining whether the Offering is eligible for exemption from the registration requirements contained in the Act and in determining whether to accept the subscription tendered hereby. The undersigned represents and warrants that the information contained in this Subscription Agreement and in the Suitability Questionnaire is true and correct as of the date hereof and agrees to notify immediately the Company of any changes in such information (or, if there have been any changes in the information provided to the Company by the undersigned in the Suitability Questionnaire since the date the Suitability Questionnaire was furnished, the undersigned has advised the Company in writing of such changes). The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer, stockholder, affiliate, attorney, representative and employee thereof from and against any and all losses, damages, costs, expenses, liabilities or attorneys' fees incurred, directly or indirectly, from a breach of any representation or warranty of the undersigned, whether contained in this Subscription Agreement or the Suitability Questionnaire. Notwithstanding any of the representations, warranties, acknowledgments or agreements made in this Subscription Agreement and in the Suitability Questionnaire by the undersigned, the undersigned does not


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hereby, thereby or in any other manner waive any rights granted to the undersigned under federal or state securities law.

     5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. In the event that this subscription is accepted, the undersigned agrees that the representations, warranties and agreements set forth in this Subscription Agreement and in the Suitability Questionnaire shall survive the acceptance of this subscription.

     6. ASSIGNABILITY. The undersigned agrees not to transfer or assign this Subscription Agreement, or any interest of the undersigned herein. This Subscription Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned and this Subscription Agreement shall inure to the benefit of and be enforceable by the Company, and its successors and assigns. If there is more than one signatory hereto, the obligations, representations, warranties, and agreements of the undersigned are made jointly and severally.

     7. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

     8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, may be amended only by a writing executed by all of the parties and supersedes any prior agreement between the parties with respect to the subject matter hereof.

     9. CONSENT TO REPRESENTATION. The undersigned acknowledges and agrees that Katten Muchin & Zavis has acted as legal counsel to the Company in connection with this offering of Shares and that such firm has in the past and may from time to time in the future render services to the Company and its affiliates. The undersigned further acknowledges and agrees that such firm may also, in the future, render services to the Company with respect to activities other than the offer and sale of Shares. The undersigned understands that Katten Muchin & Zavis is not representing the undersigned or any other prospective purchaser of Shares in connection with this Offering.

     10. LOCK-UP AGREEMENT. The undersigned acknowledges and agrees that, if requested by the underwriters of the Company's initial public offering of Common Stock ("IPO"), the undersigned will not, without the prior written consent of such underwriters, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (collectively with Common Stock, "Common Stock Equivalents") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of Common Stock Equivalents, prior to and for up to 365 days after the Company's IPO.


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                                            DIGITAL ENTERTAINMENT NETWORK, INC.
                                                         Subscription Agreement


                SIGNATURE PAGE FOR INDIVIDUALS AND JOINT ACCOUNTS


         I/we hereby subscribe for ___________ Shares, at a price of $100.00 per Share, for a total subscription price of $________________.




----------------  ----------------  ---------------------          -------
  Signature          Print Name       Social Security No.      Date


----------------  ----------------  ---------------------          -------
  Signature          Print Name       Social Security No.      Date



-----------------------------------   ------------------------------------------

-----------------------------------   ------------------------------------------

-----------------------------------   ------------------------------------------
         Residential Address                         Mailing Address

Type of Ownership (Initial One)   ____  Individual

                                  ____  Tenants in Common (Both Parties Sign)

                                  ____ Joint Tenants with Right of Survivorship (Both Parties Sign)

                                  ____  Community Property (Both Parties Sign)



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                                            DIGITAL ENTERTAINMENT NETWORK, INC.
                                                         Subscription Agreement


                           SIGNATURE PAGE FOR ENTITIES


         The undersigned entity hereby subscribes for ___________ Shares, at a price of $100.00 per Share, for a total subscription price of $______________.


Form of Organization: ___ Partnership, ___ Limited Liability Company,
 ___Corporation, ___ Trust, ___ Other (Explain ________________________)

Full Name of Subscriber:  _____________________________________________________

Tax I.D. No.  _____________________


                                    Address:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                    Telephone:
                                              ---------------------------------

         The undersigned warrants that he or she has full power and authority to execute this Subscription Agreement on behalf of the above entity, and investment in the Company is not prohibited by the governing documents of the entity.


                                    Name:
                                         --------------------------------------
                                                   (Entity Name)

                                    By:
                                       ----------------------------------------
                                                   (Signature)


                                         --------------------------------------
                                                (Signer's Printed Name)

                                     Date:
                                          -------------------------------------


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                                   ACCEPTANCE


         The undersigned hereby accepts the foregoing subscription this ____ day of ______________, 1999. This subscription shall not be binding until accepted by the Company and shall become effective as of the date of such acceptance, upon the terms set forth in Sections 1 and 2 of the Subscription Agreement.


                                       DIGITAL ENTERTAINMENT NETWORK, INC.


                                      By:
                                       ----------------------------------------
                                         Name:  Alan L. Friel
                                         Title: General Counsel
                                                Executive VP Operations



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